THE BERGER SMALL CAP VALUE FUND
FORMERLY KNOWN AS
THE OMNI INVESTMENT FUND
DECEMBER 31, 1996
ANNUAL REPORT
TABLE OF CONTENTS

Portfolio Manager's Letter          		 2
Report of Independent Auditors		       5
Portfolio of Investments  		           6
Statement of Assets and Liabilities  		8
Statement of Operations  		            9
Statement of Changes in Net Assets  		 9
Financial Highlights  	              	10
Notes to Financial Statements		       11

the omni
investment fund
portfolio manager's letter

The Omni Investment Fund
Dear Shareholder:
The Omni Investment Fund (whose name is proposed to be changed to the Berger Small Cap Value Fund on February 14, 1997, as explained in Note 6 of the Financial Statements) turned in a strong performance in 1996. In a year led, primarily, by gains among large cap stocks, the Fund's small cap value stocks delivered a total return of 25.6%, which was nearly equal to the large cap stock-dominated Dow Jones Industrial Average's return of 26%. The Fund's 1996 return was significantly higher than the 16.5% total return registered by the Russell 2000, a stock index which is widely regarded in the industry as the premier measure of small cap stocks. The Fund's average annual total return for the five-year period ended December 31, 1996 was 18.6%; since inception (October 21, 1987, the date of its public offering), the Fund's average annual total return through December 31, 1996 was 14.4%.*
We were very pleased to receive two high industry rankings for the Fund's past performance. The Fund received an -A' rating from The Wall Street Journal for its one-year, three-year and five-year performance for these periods ended December 31, 1996.** Additionally, the well-known fund evaluator, Morningstar, gave the Fund a 4 star rating for its one-year performance, its highest rating-5 stars-for the Fund's three-year and five-year performance, and 3 stars for its ten-year performance for these periods ended December 31, 1996.***
Identifying Value Stocks
The Fund's investment objective is capital appreciation. We seek to achieve this objective by using a -value style' investment process, which focuses on the common stocks of, primarily, small cap companies (market capitalization of less than $1 billion at the time of initial purchase) we believe to be undervalued relative to their assets, earnings, cash flow or business franchise. The potential rewards of this investment style are well-illustrated by the performance of stocks in an industry sector we invested in only recently--equipment manufacturers for the semiconductor industry.
Stocks of many of these companies were once considered to be growth stocks; they were selling at 20-25 times earnings and everyone wanted to own them. Wall Street analysts followed them very closely. But, then, the fundamentals of the industry changed and the high-flyers nose dived. Stock prices plummeted 60-70% and, not surprisingly, analysts were no longer interested. That's when they became value stocks and we began to take note. The more we investigated the underlying value of some of these companies, the more convinced we were that they had the financial strength to weather what were likely to be short-term problems. We bought six semiconductor equipment manufacturers in the fourth quarter 1996, including Tencor Instruments and Teradyne. By year-end, these stocks registered gains of 30-50%-enough to account for about one-fifth (4-5 percentage points) of the Fund's total return for 1996.
It's important to realize, of course, that most value stocks don't turn around this fast or this dramatically. I expect the stocks I select for the Fund's portfolio to fully develop to their potential within about 24 months. Fund Winners in 1996
The Fund's 1996 performance also benefited from developments in two other industries-natural gas and financial. Performance of Fund holdings in the natural gas area was bolstered by the firming of natural gas prices. In the financial area, companies continue to consolidate. Three of our financial stocks-American Reinsurance, California Federal and Walden Bancorp-were bought out at attractive prices. Finally, I have to say that Fund performance was helped by the fact that there were no disasters or major surprises in 1996.
A Well-Diversified Portfolio
We enter 1997 with a well-diversified portfolio. Capital Goods, Thrifts and Semiconductors constitute the largest percentage of portfolio emphasis at 15%, 16% and 15% respectively, followed by Consumer (11%), Natural Resources (11%), Banks (10%), Insurance (6%), Communications (4%), Closed-End Mutual Funds (4%), and Real Estate (2%). The Fund's 5% cash position at year-end reflects our belief in staying fully invested and in the ability of undervalued securities to hold up better than the general market in case of a major downturn.
1997 Outlook-A Year of Opportunity
We see great opportunity for small cap value stocks in 1997 for several reasons. First, large company stocks, which dominated market performance in 1995 and 1996, may now be fully valued. This is largely attributable to a remarkable run-up of nearly 70% in the compound total return for the S&P 500 over this two-year period and to an anticipated 1997 economic scenario of higher corporate profits (4-6%) and slightly higher long-term interest rates around 7%.
Another reason we are optimistic about small cap value stocks in 1997 is the fact that small cap company market performance lagged large company performance in 1996. As a result, small company stock prices, unlike those of large company stocks, may not yet be fully valued.
What about value versus growth stocks in the small cap area? Here, too, we see reason for optimism. According to the accompanying chart, which shows the relative performance of small cap value stocks versus small cap growth stocks, the price-earnings ratio of value stocks is at a level not seen since 1982. While there can be no guarantee that history will repeat itself, from the second quarter of 1983 to the third quarter of 1986, small cap value stocks rose 44% and growth stocks gained only 13%.
We continue to believe that our area of specialty-small cap value companies-is largely neglected and that their stock prices are well below inherent value. This was certainly the case for semiconductor equipment manufacturers in 1996. At the time we purchased them, these formerly high-flying companies had retreated from their lofty price levels and had virtually no following in the investment community. But, they had strong financials. To us, there is greater potential reward to be had, at much less risk, by investing in stocks that have had the market "exuberance" wrung out of them and that have the strong financials necessary to recover from temporary setbacks and move ahead.
Thank you for your confidence and your investment in the Fund.

Sincerely,



Robert H. Perkins
Portfolio Manager

*Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost.
**The Wall Street Journal proprietary ratings reflect historical performance (average annual total returns) through 12/31/96. The Fund was rated among 134 funds in the Wall Street Journal's capital appreciation category.
the percentage of such funds included in each rating category are as follows:
A=top 20%; B=next 20%; C=middle 20%; D=next 20%; E=bottom 20%. ***Morningstar's proprietary ratings reflect historical risk-adjusted performance through 12/31/96. The ratings are subject to change every month. Ratings are calculated from the Fund's one-, three-, five- and ten-year average annual total returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. If was rated among 2,959; 1,826; 1,058 and 598 funds in Morningstar's equity category for the one-, three-, five- and ten-year periods respectively. 10% of the funds in an investement category receive 5 stars, the next 22.5% receive 4 stars and the next
35% earn 3 stars.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTEMENT IN OMNI
INVESTMENT FUND VS. RUSSELL 2000 AND COST OF LIVING INDEX
(DESCRIPTION OF OMNI INVESTEMMENT FUND PERFORMANCE CHART)
The following table reflects data presented in a line chart at this point in the Annual Report to Shareholders. The chart compares the value of shares invested in Omni Investment Fund to the Russell 2000 Index and the Cost of Living Index. The chart is based on an initial investment of $10,000 on October 21, 1987 with all dividends and capital gains reinvested. Also included is a smaller chart reflecting the Omni Investment Fund's Average annual Total Return as of December 31, 1996 for 1 year-- 25.6%, 5 years--18.6% amd 10 years--14.4%.

                          Total Value
Date      Omni      Russell  Cost of
                    2000     Living
10/21/87  $10,000   $10,000  $10,000
12/31/87    9,907     9,266   10,009
12/31/88   11,897    11,584   10,451
12/31/89   15,042    13,468   10,937
12/31/90   11,742    10,845   11,605
12/31/91   14,675    15,838   11,960
12/31/92   17,552    18,754   12,307
12/31/93   20,408    22,294   12,645
12/31/94   21,776    21,888   12,984
12/31/95   27,450    28,115   13,313
12/31/96   34,478    32,752   13,755

the omni
investment fund
report of independent auditors
The Board of Trustees and Shareholders
The Omni Investment Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Omni Investment Fund as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 1988 and 1987 were audited by other auditors whose report dated February 23, 1989, expressed an unqualified opinion.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the central depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Omni Investment Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1989, in conformity with generally accepted accounting principles.

					ERNST & YOUNG LLP

Chicago, Illinois
January 24, 1997

The Omni Investment Fund
Portfolio Of Investments - December 31, 1996
	Shares, or
	Principal Amount	                Value
            COMMON STOCKS
Banks - 9.8%
	    27,569	First Commerce Corp. 	$	1,071,745
 (a)	40,200	Imperial Bancorp	        	964,800
	    39,500	Walden Bancorp Inc.		   1,510,875
		Total banks 		                    3,547,420
Capital goods - 15.4%
 (a)	70,900	Anangel American
              Shipping Holdings    		 567,200
 (a)	91,600	Bucyrus International
              Inc.	                 	 801,500
 (a)	19,000	Eltron International
              Inc.	                 	 382,375
 (a)	52,600	ILC Technology Inc.		     683,800
 (a)270,000 Kaneb Services Inc.		     877,500
     80,500	M.C. Shipping Inc.		      332,063
    	99,200	Simpson Industries Inc.	1,080,387
	    45,000	Walbro Corp.		            821,250
		Total capital goods		             5,546,075
Closed end mutual funds - 4.3%
	    50,000	Latin American Discovery
              Fund		                  625,000
	    83,500	Morgan Stanley Asia Pacific
              Fund	                 	 814,125
     	9,200	New Germany Fund Inc.		   123,050
		Total closed end mutual funds		   1,562,175
Communications - 3.5%
 (a)	58,000	Centennial Cellular Corp. 703,250
 (a)	52,000	Jones Intercable Inc.		   552,500
		Total communications		            1,255,750
Consumer goods and services - 11.2%
	    14,500	Bob Evans Farms, Inc.		   195,750
 (a)	53,100	Congoleum Corp.		         736,763
 (a)	49,500	Department 56 Inc.		    1,206,562
 (a)100,000 Designs Inc.		            562,500
 (a)	81,000	Lechters Inc.		           410,103
	    50,000	Lillian Vernon Corp.		    612,500
 (a)	33,500	Perrigo Co.		             305,687
		Total consumer goods and services	4,029,865
Insurance - 6.0%
	    24,000	Allied Group           		 783,000
	    52,200	Old Republic Int'l Corp.1,396,350
		Total insurance		                 2,179,350
Natural resources -10.9%
 (a)	30,000	Chieftain Int'l Inc.   		 780,000
	    25,500	Coflexip		                669,375
	    18,000	Pogo Producing Co.		      850,500
 (a)	35,000	Seagull Energy Corp.		    770,000
    	50,000	Snyder Oil Corp.        	 868,750
		Total natural resources	         	3,938,625
Real estate - 1.8%
	    43,500	Town & Country Trust   		 636,187
		Total real estate		                 636,187
Semiconductors - 15.4%
 (a)	18,500	Atmel Corp.		             612,813
 (a)	52,800	C.P. Clare Corp.		        528,000
 (a)	34,700	Electroglas Inc.		        559,537
	     5,200	Intel Corp.		             680,878
 (a)	15,000	Network Equipment
              Technologies		          247,500
 (a)	45,000	Silicon Valley Group		    905,625
 (a)	76,000	Telcom Semiconductor Inc.	313,500
 (a)	30,000	Tencor Instruments		      791,250
 (a)	22,000	Teradyne		                536,250
 (a)	16,000	Ultratech Stepper Inc.		  380,000
		Total semiconductors	           	 5,555,353
Thrifts - 16.2%
	    22,000	American Bank of
              Connecticut	           	616,000
 (a)	10,000	California Federal
              Savings Bank          		245,000
 (a) 	5,600	California Federal
              Savings - goodwill	     	78,400
	    22,000	Commercial Federal Corp.1,056,000
	    50,000	First Financial Corp.		 1,225,000
 (a)	71,000	Mechanics Savings Bank		1,118,250
	    57,500	Medford Savings Bank		  1,480,625
		Total thrifts		                   5,819,275
		Total common stocks - 94.5%
  (cost: $26,005,789)	            	34,070,075
SHORT-TERM TREASURY SECURITIES:
	  $800,000 	U.S. Treasury Bills
             - 5.16% Due 02/27/97   		793,632
	   100,000	U.S. Treasury Bills
             - 5.19% Due 03/06/97	   	 99,103
	   900,000	U.S. Treasury Bills
             - 5.22% Due 03/13/97  		 891,018
		Total short-term treasury securities - 4.9%
		(cost: $1,779,915)		              1,783,753
Total investments - 99.4% -
(cost: $27,785,704)              		35,853,828
		Covered call options written - (0.1%)
		Intel Corp. $140 expiring 04/18/97
		(premiums received: $56,866)
  (Contracts 52)                    		(49,400)
	Other assets less liabilities - 0.7%	236,221
	Net assets - 100%	              $	36,040,649

Notes to Portfolio of Investments:
(a)	Non-income producing security.
(b)	Based on the cost of investments of $27,785,704 and premiums received for options written of $56,866 for Federal income tax purposes at December 31, 1996, the aggregate gross unrealized appreciation was $8,754,872, the aggregate gross unrealized depreciation was $679,282 and the net unrealized appreciation of investments was $8,075,590.
See accompanying Notes to Financial Statements

THE OMNI INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
ASSETS
Investments, at value
(Cost: $27,785,704)		              $	35,853,828
Cash 			                                 53,008
Receivables for investments sold			     379,366
Receivable for capital shares sold		     	7,662
Dividends receivable			                 142,033
Interest receivable			 	                    207
	Total assets			                     36,436,104

LIABILITIES

Options written, at value
(Premiums received: $56,866)         			 49,400
Payable for investments purchased			     42,316
Payable for capital shares redeemed			   12,546
Accrued expenses			                      10,000
Advisory fees payable			                 30,537
Dividends payable		 		                  250,656
	Total liabilities			                   395,455
Net assets applicable to 2,186,549 shares outstanding,
equivalent to $16.48 per share		   $	36,040,649

Net assets consist of:
	Shares of beneficial interest,
 $.01 par value			                       21,865
	Additional paid-in capital			       27,851,143
	Undistributed net realized gains			     75,831
	Unrealized appreciation of investments
 and options written			               8,075,590
	Undistributed net investment income		  	16,220
Net assets applicable to shares
outstanding                      		$	36,040,649

See accompanying Notes to Financial Statements.

THE OMNI INVESTMENT FUND
STATEMENT OF OPERATIONS
                            	Year ended
                             December 31, 1996
Investment income:

    Dividends		              $	495,456
    Interest			 	              209,855
       Total investment income	705,311
Expenses:
    Investment advisory fees		 325,488
    Custodian fees			           10,934
    Transfer agent fees			      26,836
    Regulatory fees			          27,708
    Legal fees			               25,492
    Auditing fees			            23,000
    Other expenses			           41,367
       Total expenses		      	 480,825
Net investment income		 	      224,486
Net realized and unrealized gain (loss) on investments:
    Net realized gain on sales
    of investments        		 3,595,804
    Net realized loss on covered
    call options written  			 (153,312)
       Net realized gain on
       investments        			3,442,492
    Change in net unrealized appreciation
    of investments       			 3,815,909
       Net realized and unrealized gain
       on investments	    		 7,258,401
Net increase in net assets
resulting from operations		$	7,482,887


STATEMENTS OF CHANGES IN NET ASSETS
	                               Year ended	       Year ended
           	                    December 31, 1996	December 31, 1995
Operations:
    Net investment income	 	    $	224,486 	       $	175,346
    Net realized gain on
    investments	             	 	3,442,492 	      	2,781,540
    Change in net unrealized appreciation
    of investments		           	3,815,909      	 	3,049,072
Net increase in net assets resulting from
operations		                   	7,482,887      	 	6,005,958
Dividends to shareholders from:
    Net investment income		     	(208,266)      	 	(175,346)
    Net realized gains		       (3,401,673)	     	(2,804,377)
Net increase from capital share
transactions                  		 	335,177     	 	10,536,459
Total increase in net assets		 	4,208,125 	 	    13,562,694
Net assets:
    Beginning of year      		 	31,832,524     	 	18,269,830
    End of year (including undistributed net investment
       income of $16,220 and $0, respectively)
                           		$	36,040,649     	$	31,832,524

THE OMNI INVESTMENT FUND
FINANCIAL HIGHLIGHTS
                                                            		Eleven mos.
                    	Year ended December 31,                      	ended
                                                               		Dec. 31,
	  1996  	1995  	1994  	1993  	1992  	1991  	1990  	1989  	1988  	1987(a)
Per share operating peformance (b):
Net asset value at beginning of period
   $14.57	$12.75 $13.99 $13.39 $11.39 $9.23	 $12.19 $11.21 $10.06 $11.33
Income (loss) from investment operations:
     Net investment income (loss)
     0.12 	 0.09  (0.01)	 0.03 	 0.09	 0.14  	 0.28 	 0.23 	 0.24 	 0.21
     Net realized and urealized gain (loss) on
        investments
     3.62 	 3.23 	 0.91 	 2.14 	 2.14	 2.16 	 (2.95)	 2.71 	 1.77  (0.29)
     Total from investment operations
     3.74 	 3.32 	 0.90 	 2.17 	 2.23	 2.30 	 (2.67)	 2.94 	 2.01  (0.08)
Dividends:
     Dividends from net investment income
    (0.11) (0.09) 	0.00	 (0.03) (0.10)(0.14)  (0.29) (0.22) (0.24) (0.20)
     Dividends from net realized gain on
        investments
    (1.72) (1.41) (2.14) (1.54) (0.13)	0.00   	0.00	 (1.74  (0.62) (0.99)
     Total dividends
    (1.83  (1.50) (2.14) (1.57) (0.23)(0.14)  (0.29) (1.96) (0.86) (1.19)
Net asset value at end of period
   $16.48 $14.57 $12.75 $13.99 $13.39 $11.39 $19.23 $12.19 $11.21 $10.06
Total Return (%):
    25.58	 26.07 	 6.74	 16.25	 19.59	 25.01 (21.94) 26.44	 20.09  (0.68)
Ratios to average net assets (%):
     Expenses
     1.48 	 1.64 	 1.43 	 1.31 	 1.41 	 1.52 	 1.84 	 1.78 	 1.44 	 1.69
     Net investment income (loss)
     0.69 	 0.64  (0.04)	 0.18 	 0.73 	 1.24 	 2.34 	 1.85 	 2.33 	 1.87
Portfolio turnover rate (%)
       69   	 90  	 125  	 108  	 105  	 130  	 146  	 118  	 103  	 189
Average commission rate paid per share
  $0.1015    	 -    	 -    	 -    	 -    	 -    	 -    	 -    	 -    	 -
Total net assets
at end of period (in thousands)
  $36,041	     	$18,270	     	$14,007       	$9,839	      	$9,976
	       $31,833       $16,309							$11,940       $13,576         $6,748

Note:	(a)	Effective October 20, 1987 the Fund became publicly registered under the Investment Company Act of 1940. Prior thereto, its shares were not publicly offered.
	     (b)	Prior to December 31, 1994, the per share amounts have been
adjusted for a 10 for 1 share split which occurred September 30, 1994.
     	(c)	Annualized.


Notes to Financial Statements / December 31, 1996
1. Significant accounting policies
The Omni Investment Fund (the -Fund') is a series of the Massachusetts business trust also known as The Omni Investment Fund (the -Trust'), registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing primarily in the common stocks of companies that the Fund's investment advisor believes are experiencing, or have the potential to experience, growth in revenues, earnings or assets or companies that are undervalued relative to their assets.
Security valuation
Investments are stated at value. Investments in securities traded on a national securities exchange or reported on the Nasdaq System for which last sale information is regularly reported are valued at the last reported sales prices on their primary exchange or the Nasdaq System that day. Unlisted securities and securities traded on the Nasdaq System for which last sales prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the mean of the last quoted bid price and the last quoted asked price at the time of valuation, or if no quoted bid or asked price is reported, on the basis of the mean of bid and asked prices obtained from a dealer who maintains an active market in that security. Unlisted debt securities or debt securities having an inactive market are valued based upon the mean of bid and offered prices obtained from dealers maintaining an active market in the security. Securities not having readily available market quotations are valued at fair value determined in good faith by the Board of Trustees. Other short-term debt securities with a remaining maturity of more than 60 days are valued at the mean of the bid and offered price obtained from a dealer which maintains an active market in that security; and other short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discounts, which approximates value.
Federal income taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Such provisions are being complied with and therefore no federal income tax provision is required.
Distributions to shareholders
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net investment income and capital gains are determined in accordance with income tax regulations.
Fund share valuation
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined (as of 4:00 p.m. New York time) by dividing the total value of the Fund's investments and other assets, less liabiblites, by the nubmer of fund shares outstanding.
Other
The Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are amortized over the life of the respective securities. Realized gains and losses from investment transactions are reported on an identified cost basis.
Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2. Investments
Purchases and proceeds from sales of investments (excluding short-term obligations) for the year ended December 31, 1996 were $19,779,745 and $20,287,521, respectively.

3. Capital share transactions
The following table summarizes the activity in capital shares of the Fund:

                               	Year ended 	       Year ended
                               	December 31, 1996 	December 31, 1995
                               	Shares 	Amount	    Shares 	Amount
Shares sold		                   196,908	$3,119,256 677,474	$19,507,691
Shares issued in reinvestment of dividends from net
investment income and net realized gains
                                203,848 	3,359,418	192,870   2,798,929
Total                         		400,756 	6,478,674	870,344	 12,306,620
Less shares redeemed		          398,665 	6,143,497	118,518  	1,770,161
Net increase in shares
outstanding                     		2,091	$3,335,17 	751,826	$10,536,459

4. Investment advisory fees and other transactions with affiliates
The Fund pays advisory fees for investment management and advisory services under a management agreement with Perkins, Wolf, McDonnell & Co. (PWM) that provides for fees at an annual rate of 1% of average daily net assets, payable monthly. During the year ended December 31, 1996, the Fund incurred advisory fees of $325,488. Portfolio transactions for the Fund have been executed through PWM, consistent with the Fund's policy of obtaining the best price and execution. PWM acted as custodian for the Fund's investments through December 31, 1996. Effective January 1, 1997 Investors Fiduciary Trust Company became the Fund's custodian and transfer agent. For the year ended December 31, 1996, PWM received commissions of $306,562 from purchases and sales of the Fund's portfolio investments and received custodian fees of $10,934. During the year ended December 31, 1996, the Fund paid fees to its unaffiliated trustees of $4,350.

5. Covered call options written
The Fund may write call options on investments held in its portfolio. Transactions in options written for the year ended December 31, 1996 were as follows:

	                                Number of 	Premiums
                                	Contracts 	Received
Options outstanding at beginning
of year                         	-          	-
Options written	                 278        	$ 184,337
Options closed	                 (226)        	(127,471)
Options outstanding at end of
year	                             52       	$   56,866

The Fund may write covered call options to protect against market risk due to market movements that may adversely effect the value of the Fund's securities.

6. Other Matters
A special meeting of shareholders of the Fund has been scheduled for
February 13, 1997, at which shareholders will consider approval of a number of actions facilitating the Fund becoming part of the Berger Funds family of mutual funds, including the following:
(a)	election as trustees of the Trust 10 new individuals who also serve as trustees of other Berger Funds;
(b)	approval of a new Investment Advisory Agreement with Berger Associates,
Inc. (-Berger'), pursuant to which the Fund will pay Berger a fee at the annual rate of 0.90% of the Fund's average daily net assets for its services;
(c)	approval of a new Sub-Advisory Agreement between Berger and PWM, pursuant to which Berger will pay PWM a fee at the annual rate of 0.90% of the first
$75 million of average daily net assets of the Fund, 0.50% of the next $125 million, and 0.20% of any amount in excess of $200 million for sub-advisory services;
(d)	approval of amendments to the Trust's Declaration of Trust to permit the establishment of multiple classes of shares.
If the foregoing matters are approved by shareholders, the Trust and the Fund will implement the following additional arrangements: the Trust will enter into an Administrative Services Agreement with Berger pursuant to which Berger will be paid a fee at the annual rate of 0.01% of the Fund's average daily net assets for administrative services, and enter into a Distribution Agreement with Berger Distributors, Inc. (-BDI'), a wholly-owned broker-dealer subsidiary of Berger, for BDI to act as the principal underwriter of the Fund. BDI will not be entitled to any compensation in connection with its services under the Distribution Agreement. In addition, the Fund will implement a multiple class share structure, with the Fund's existing shares being designated as -Institutional Shares' and a new class of shares known as -Investor Shares' being established. The Fund's multiple share structure is set forth in a Rule 18f-3 Plan adopted by the Trustees under the Investment Company Act of 1940. A Rule 12b-1 Plan for the Investor
Shares of the Fund will also be implemented, pursuant to which Berger will be paid a fee of 0.25% per annum of the Fund's average daily net assets attributable to the Investor Shares to finance activities primarily intended to result in the sale of Investor Shares.
In addition, if the foregoing matters are implemented, the name of the Fund will be changed to -Berger Small Cap Value Fund' and the name of the Trust will be changed to -Berger Omni Investment Trust.'
TRUSTEES OF BERGER OMNI INVESTMENT TRUST
Michael Owen, Chairman--Dennis E. Baldwin--William M.B. Berger
Louis R. Bindner, P.E.--Katherine A. Cattanach--Lucy Black Creighton--
Paul R. Knapp--Gerard M. Lavin--Harry T. Lewis, Jr.--William Sinclaire
Officers:
Gerard M. Lavin, President
Kevin R. Fay, Vice President, Secretary and Treasurer
Craig D. Cloyed, Vice President
David J. Schultz, Assistant Treasurer
Susan G. Kohlman, Assistant Treasurer
Janice M. Teague, Assistant Secretary
Investment Advisor:
Berger Associates, Inc.
PO Box 5005
Denver, Colorado 80217
1-303-329-0200 or 1-800-333-1001